Franklin Templeton Investor Services, LLC P.O. Box 997152 Sacramento, CA 95899-7152 tel (800) 632-2301 franklintempleton.com

November 18, 2019

Franklin Flexible Alpha Bond Fund Reorganization into Franklin Low Duration Total Return Fund Delayed Until December 6, 20191

Dear Valued Shareholder:

Our records indicate that you are invested in Franklin Flexible Alpha Bond Fund. The fund’s reorganization into Franklin Low Duration Total Return Fund scheduled for October 25, 2019 has been delayed until December 6, 2019, but may occur earlier or later if circumstances should change. In preparation, the fund will close to all investors on December 4, 2019.1

Following the fund reorganization, you will be sent a statement confirming the number of shares exchanged along with additional details.

Thank you for choosing Franklin Templeton for your investment needs. If you have any questions, please contact your financial advisor or Shareholder Services, Monday through Friday, 5:30 a.m. to 5:00 p.m. Pacific Time, toll free at (800) 632-2301.

Sincerely,

/s/ Ian McCoy____________
Ian McCoy
Senior Vice President
Franklin Templeton Investor Services, LLC

1. Dates are subject to change.

All investments involve risks, including possible loss of principal.

You should carefully consider a fund's investment goals, risks, charges and expenses before investing. To obtain a summary prospectus and/or prospectus, which contains this and other information, please call Franklin Templeton at (800) 632-2301 or visit franklintempleton.com. You should read the prospectus carefully before you invest or send money.

953 REORGD-SH 1119
Not FDIC Insured | May Lose Value | No Bank Guarantee

953 REORGD-SH 1119
Not FDIC Insured | May Lose Value | No Bank Guarantee

953 REORGD-SH 1119
Not FDIC Insured | May Lose Value | No Bank Guarantee